Calamos® Family of Funds
Calamos® Global Equity Fund
Supplement dated May 16, 2007
to Prospectuses dated March 1, 2007
Waiver of Minimum Investment Amount
Effective immediately, the Calamos Family of Funds and Calamos Global Equity Fund prospectuses are being supplemented in order to revise the categories of accounts for whom a Fund may waive or reduce the minimum initial or subsequent investment amount.
The paragraph under “What is the minimum amount I can invest in the Funds?” located on page 69 of the Calamos Family of Funds prospectus is deleted and replaced by the following:
“The minimum initial investment for Class A shares, Class B shares and Class C shares of each Fund is $2,500. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum subsequent investment in any Fund is $50. No Fund may waive or reduce the minimum initial or subsequent investment requirement, except for any omnibus account of any financial intermediary with whom Calamos Advisors has entered into an agreement, including profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations.”
The paragraph under “What is the minimum amount I can invest in the Fund?” located on page 13 of the Calamos Global Equity Fund prospectus is deleted and replaced by the following:
“The minimum initial investment for Class A shares, Class B shares and Class C shares of the Fund is $2,500. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum subsequent investment in the Fund is $50. The Fund may not waive or reduce the minimum initial or subsequent investment requirement, except for any omnibus account of any financial intermediary with whom Calamos Advisors has entered into an agreement, including profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations.”
Retain this supplement for future reference.
MFSUP 05/07